                                                                   Exhibit 10.14


                           ORDER FULFILLMENT AGREEMENT

This Order Fulfillment Agreement ("Agreement") is entered into effective as of the 15th day of May, 1999, by and between GLOBAL MEDIA, INC. ("Retailer") and I.FILL, a division of Valley Media, Inc. ("Valley").

                                   BACKGROUND

         A. Valley has created databases known as "audiofile' and "audiotrax" which contain information regarding pre-recorded music and music related products ("Audio Product"), theatrical video and video related products ("Video Product"), and theatrical DVD and DVD related products ("DVD Product"). Audio, Video, and DVD Product may be collectively referred to herein as "Product."

         B. i.FILL provides to various retailers "direct-to-consumer" order fulfillment services, pursuant to which i.FILL picks, packs and ships Product to the retailer's customers.

         C. Retailer intends to operate on the World Wide Web an "on-line retail store" (the "Site") through which it intends to sell Product.

                                    AGREEMENT

         Subject to the terms and conditions set forth below, the parties agree as follows:

         1. BASIC AGREEMENT. Retailer and i.FILL agree to develop a computer and customer service interface for the purposes of conducting small order Product transactions via an on-line music/video store and other direct response marketing efforts. Retailer will build and maintain a web site. Retailer will also conduct all marketing and merchandising efforts, collect all orders and send such orders to i.FILL via EDI. i.FILL will be responsible for picking, packing and shipping the orders directly to Retailer's customers.

         2. NON-EXCLUSIVITY. i.FILL will be a non-exclusive supplier of Product and related order fulfillment services for Retailer. In the event Retailer wishes to amend this Agreement to name i.FILL its exclusive supplier of Product and related order fulfillment services, the parties shall re-negotiate the Product pricing and fulfillment fees to reflect the change to exclusivity.

         3. TECHNICAL ASSISTANCE. i.FILL shall provide technical assistance to Retailer for the testing of their EDI transmission of orders to Valley's Bulletin Board System or FTP server.

         4. AUDIOFILE DATABASE. i.FILL will license the audiofile database for an annual licensing fee of $10,000. The fee for the first year of the initial term of this Agreement is due and payable, pending i.FILL's review and approval of Retailer's credit application, within thirty (30) days of execution of this Agreement. If i.FILL does not approve Retailer's credit application, Retailer shall pay to Valley the audiofile licensing fee within seventy-two (72) hours' notice of such credit denial, and if Retailer fails to pay the fee within such time, access to the audiofile database will be terminated. The fee for the second year of the initial term of this Agreement is due and payable upon the first anniversary of the date of this Agreement.

         5. AUDIO PRODUCT PRICING. i.FILL agrees to sell and Retailer agrees to purchase Audio Product at Valley's wholesale prices (the "Invoice Cost") as set forth in the Price Schedule, attached hereto as Exhibit A. Wholesale prices may be revised by Valley from time to time, effective upon written notice to Retailer of such changes.

         6. VIDEO PRODUCT PRICING. i.FILL agrees to sell and Retailer agrees to purchase Video Product at thirty-five percent (35%) below Manufacturer's Suggested List Price ("MSLP").

         7. DVD PRODUCT PRICING. i.FILL agrees to sell and Retailer agrees to purchase DVD Product at twenty-five percent (25%) below MSLP.

         8. CUSTOM INVOICE. i.FILL will create a custom invoice with Retailer's logo, product return and customer service information printed on same for a fee of $500, due and payable upon execution of this Agreement. Subsequent changes to the invoice will be made for a fee to be negotiated by the parties.

         9. ORDER PLACEMENT. Retailer will collect all orders and send such orders to i.FILL via EDI.

                  9.1 AUDIO PRE-ORDERS. Orders for new release Product that are placed with i.FILL prior to the date that that new release title is first to be made available to consumers (the "Street Date") are defined as Pre-Orders, Retailer shall collect Audio Product pre-orders until four days prior to the Street Date, at which point such Pre-Orders will be forwarded in a separate batch to i.FILL on the date and time of day required by i.FILL. i.FILL shall ship all Pre-Orders no later than Street Date minus one day, provided [FILL has received the new release title(s) from the label/distributor of such new release(s) in time for processing, If a Street Date is delayed, Retailer will be responsible for holding the Pre-Orders until four (4) days before the new Street Date.

                  9.2 VIDEO AND DVD PRE-ORDERS. Retailer shall forward to i.FILL all Video and DVD Pre-Orders as it receives them (in batches separate from regular orders) up to one day prior to pre-book date. Retailer shall mark each Pre-Order "ship complete" by typing a "Y" in the "ship complete" field of the EDI inbound specifications. i.FILL shall ship all Pre-Orders no later than Street Date minus one day, provided i.FILL has received the new release title(s) from the studio/distributor of such new release(s) in time for processing. If a Street Date is delayed, Retailer will be responsible for holding the Pre-Orders until four (4) days before the new Street Date.

                  9.3 BACK-ORDERS. i.FILL shall ship the in-stock items of an order as set forth in this Agreement and, except as set forth in this section, will cancel the out of stock items.

Retailer may elect to have i.FILL hold an order that has one or more items out of stock until it is completely fulfilled by typing a "Y" in the "ship complete" field of the EDI inbound specifications. Retailer will inform i.FILL the number of days, up to a maximum of 25 days (the "Hold Period"), that i.FILL is to hold the "ship complete" orders before shipping the available products and canceling the out of stock products. In the event that all products included in an order are out of stock, i.FILL will hold the order for the Hold Period before canceling the order (subject to prior cancellation of such order by Retailer).

         10. ORDER FULFILLMENT. The following sets forth i.FILL's fulfillment practices:

                  10.1 PRIORITY. Priority orders are defined as orders shipped domestically for overnight or second-day air freight delivery. Priority orders received by i.FILL on any business day by 10:00 a.m. Pacific Time ("PT") will be shipped on the same day. Orders received after 10:00 a.m. PT will be shipped the following business day provided that the Product ordered is in stock at that time.

                  10.2 STANDARD. Standard orders are defined as all orders shipped domestically or internationally for other than overnight or second-day air freight delivery. On any business day that i.FILL receives Standard orders by 1:00 p.m. PT, it will ship the orders the following business day. Standard orders received after 1:00 p.m. PT will be deemed received the next business day and i.FILL will ship these orders the business day after the day they are deemed to be received provided that the Product ordered is in stock at that time.

                  10.3 PEAK PERIODS. The first day of a business week and any day on which order volume is greater than 20% above average (calculated on a floating 30-day basis) is defined as a Peak Period. i.FILL shall use best efforts to adhere to the fulfillment policies set forth above during Peak Periods, but its failure to so adhere during Peak Periods shall not be considered a default under this Agreement.

         11. FULFILLMENT FEES. Unless otherwise provided in this Agreement, Retailer agrees to pay i.FILL the following fees for each order fulfilled by i.FILL.

                  11.1 PACKING AND HANDLING FEES. i.FILL will pick, pack and prepare Product for shipment to Retailer's customers for a fee of $1.35 per unit in a given order and $0.50 per subsequent unit in that same order.

                  11.2 SURCHARGES. Retailer agrees to pay to i.FILL the following surcharges as applicable:

                           11.2.1   INTERNATIONAL SHIPMENT SURCHARGE. Surcharge
of $0.50 per order shipped internationally via integrated carrier.

                           11.2.2   USPS PRIORITY MAIL INSURED SURCHARGE.
Surcharge of $0.50 per order shipped USPS Priority Mail Insured.

                           11.2.3   MANUAL PROCESSING OF SURCHARGE. In the event
i.FILL receives an order by any other means than EDI transmission (i.e., by mail, facsimile, etc.) a surcharge of $1.50 per order shall be assessed.

         12.      SHIPPING.

                  12.1 RISK OF LOSS. All shipments under this Agreement shall be F.O.B. Valley's shipping facility. Title and risk of loss with respect to all orders and products shipped by i.FILL or Valley under this Agreement shall pass to Retailer or it's customers upon delivery of the products to the carrier at the point of shipment. In the event of shipping damage or orders lost in shipment, i.FILL will assist in filing a claim on behalf of Retailer and will credit Retailer any amounts received or credits to i.FILL in connection with each claim.

                  12.2 CHOICE OF CARRIER. i.FILL will ship the order with the carrier requested by Retailer or its customer. i.FILL will cancel any order for which the delivery address is not serviced by the indicated carrier, and will promptly notify Retailer of the same. Retailer shall have the option to retransmit the order to be shipped via an alternate i.FILL supported carrier.

                  12.3 SHIPPING COST. i.FILL will invoice Retailer's customers at such rates as are requested by Retailer. Retailer will pay i.FILL shipping costs per the shipping tables attached hereto as Exhibit B (as amended from time to time by i.FILL). i.FILL will provide Retailer written notice of shipping rate changes and the effective date of such changes. i.FILL represents that the shipping costs charged to Retailer are its actual shipping costs (not considering rebates.)

         13.      PRODUCT RETURNS.

                  13.1     DEFINITIONS.

                           13.1.1   REJECTED RETURNS. Any of the following:
accessories; blank tape; counterfeit Product; imports; promos; limited editions; Product identified in audiofile as non-returnable; Product sold by a record or video club; Product sold on a one-way basis; Product with a last customer return date (as defined in the audiofile license agreement) prior to the date the returned product is received by i.FILL; Product without the original artwork or liner notes; Schwann Guides; shopworn Product (items that have damage to the artwork, have foreign substance on the media or have been defaced); all vinyl Product; and all Game Product.

                           13.1.2   BREACHED PRODUCT. Any opened CDs from the
following companies: Intersound; RYKO; Sony Music Entertainment ("Sony"); Universal Music and Video Distributors ("UMVD"): and Warner, Elektra and Atlantic ("WEA"), Opened UMVD cassettes are also considered Breached Product.

                           13.1.3   OPENED PRODUCT. Any Product with the top
spine label or original manufacturer's shrink wrap or "dog bone" holographic sticker removed or cut in any way.

                           13.1.4   DEFECTIVE PRODUCT. Any Opened Product that
is identified as defective when returned and which is actually defective.

                           13.1.5   ACCEPTED RETURNS. Any Product which is
neither Rejected Return nor Breached Product.

                  13.2 RETURN POLICY. Accepted Returns are returnable and eligible for return credit to Retailer. Rejected Returns and Breached Product are non-returnable and not eligible for return credit to Retailer.

                  13.3 RETURN FEES. In the event i.FILL receives Rejected Returns or Breached Product from Retailer or its customers, such Product will be returned to Retailer at Retailer's expense and a $1.00 per unit processing charge will be imposed, Retailer may elect to have i.FILL keep the Product to avoid the $1.00 per unit processing charge.

                  13.4 REFURBISHING FEES. Retailer will pay a $0.35 per unit refurbishing fee on all Accepted Opened Product except for Defective Product.

                  13.5 RESTOCKING FEES. Retailer will pay a fifteen percent (15%) restocking fee for processing all Accepted Returns except for Defective Product and unopened Product returned as incorrect items.

                  13.6 RESHIPPING. i.FILL will accept and reship orders returned by Retailer's customers at no Restocking or additional Fulfillment Charge if the returned Product falls into any of the following categories: (1) Unopened items returned as incorrect items shipped (items included in the package that were not listed on the invoice); (2) items listed on the invoice as fulfilled, but reported as missing by the consumer; and (3) otherwise correct items returned as Defective, but not Breached.

                  13.7 RETURN PROCESSING INFORMATION. Return processing information will be posted weekly to i.FILL's Bulletin Board System or FTP server.

                  13.8 MODIFICATIONS. i.FILL reserves the right to modify its return policies from time to time. Such modifications shall be effective upon Receipt by Retailer of written notice thereof.

                  14.      OPTIONAL SERVICES.

                  14.1 PAPER INSERTS. Retailer will pay a fee of $0. 10 per Paper Insert packed by i.FILL at the request of Retailer in product shipped under this Agreement. Retailer shall supply the Paper Inserts at no cost to i.FILL. For purposes of this paragraph, Paper Inserts are defined as lightweight, paper-based, promotional items the same size or smaller than a standard single CD, or pre-folded to such size.

                  14.2 MERCHANDISE INSERTS. At Retailer's request, i.FILL will pack Merchandise Inserts (promotional merchandise sold through Retailer, other than the Paper Inserts described above in paragraph 14.1 into Retailer's orders at a charge to be negotiated by the parties after a sample has been received and reviewed for packing and shipping requirements. Retailer shall supply Merchandise Inserts at no cost to i.FILL.

                  14.3 MERCHANDISE MANAGEMENT FEE. Upon request by Retailer, i.FILL will receive and warehouse Merchandise Inserts (described above in paragraph 14.2 for a Merchandise Management Fee to be negotiated by the parties after a sample has been received and reviewed for warehousing requirements, For merchandise that is "standard product" (defined as a single CD, cassette, VHS, or DVD) a Merchandise Management Fee of $0.50 per unit will be charged to Retailer.

                  14.4 INSERT BAR CODES. A unique UPC bar-code is required for each sticker and Paper or Merchandise Insert. Retailer should purchase and apply a proprietary bar code on all inserts. At Retailer's request or if the bar-code does not meet Valley's standards, i.FILL will create and apply a bar-code for a fee of $0.30 per applied bar-code.

                  14.5 CUSTOM BOX STICKERS. At Retailer's request, i.FILL will apply custom box stickers for of fee of $0.30 per applied sticker.

                  14.6 AUDIOTRAX. Upon Retailers request, i.FILL will license the audiotrax database for an annual licensing fee $3,000.

         15. BILLING AND PAYMENT. Pending i.FILL's review and approval of Retailer's credit application, i.FILL will extend credit to Retailer under the following terms and conditions:

                  15.1 INVOICES AND ACCOUNT RECONCILIATION. i.FILL will provide Retailer with an account reconciliation on a monthly basis. Invoices are due and payable thirty (30) days after the invoice date.

                  15.2 PAST DUE AMOUNTS. i.FILL includes an embedded two percent (2%) discount for timely payment on all Product. This discount shall be revoked in the event of a late payment by Retailer and a two percent (2%) revoked discount fee will be charged on any amounts not paid within thirty (30) days after the invoice date. Furthermore, all overdue balances not paid within thirty (30) days after the invoice date, will be assessed interest at the lesser of one and one-half percent (1.5%) or the maximum interest rate allowable by law, beginning on the due date. i.FILL, in its sole discretion, may refer collection of any past due amount to any agency or attorney, and Retailer will be liable for the payment of all costs and expenses, including reasonable attorneys' fees, associated therewith.

         16.      PROPRIETARY RIGHTS.

                  16.1 CONFIDENTIAL INFORMATION. The term "Confidential Information" refers to this Agreement and the subject matter of this Agreement and to all information which one party furnishes or makes available to the other party and all information related to one party's business which the other party acquires in the course of performing its obligations under this Agreement. Disclosure of Confidential Information by a party is forbidden except in the following circumstances: (i) to employees and outside parties, but only to the extent necessary to fulfill its obligations under the Agreement; (ii) if the Confidential Information disclosed is already publicly known through no fault of the disclosing party: and (iii) if the Confidential Information is required to be disclosed by law or legal process, provided that the party, from whom disclosure is promptly required, gives the other party notice and agrees to cooperate with the non-disclosing party as that party may reasonably request to oppose disclosure. Under no circumstances may i.FILL (including its principles or affiliates) use Retailer's customers' data for any commercial or improper purposes.

                  16.2 TRANSACTION INFORMATION. Both parties shall use best efforts to ensure maximum security of transaction information maintained on each party's computer system including, but not limited to, the names, addresses and products ordered by Retailer's customers.

                  16.3 AUDIOFILE DATABASE. The rights to intellectual property related to the audiofile database are governed by the audiofile License (Exhibit C). Any termination of this Agreement will automatically terminate the audiofile License, and any termination of the audiofile License will automatically terminate this Agreement.

                  16.4 AUDIOTRAX DATABASE. The rights to intellectual property related to the audiotrax database are governed by the audiotrax License (Exhibit D). Any termination of this Agreement will automatically terminate the audiotrax License.

                  16.5 NO RIGHTS TO MARKS. Each party is hereby granted no rights in or to the other party's Marks. "Marks" means the trademarks, service marks, trade names or other marks, registered or otherwise, used by either i.FILL or Retailer, as applicable.

         17.      TERM.

                  17.1 INITIAL TERM. The initial term of this Agreement will take effect on the date first written above, and shall continue in effect until the second anniversary thereof unless terminated earlier or extended as set forth herein.

                  17.2 EARLY TERMINATION. This Agreement shall terminate at any time upon the mutual consent of the parties. This Agreement shall also terminate according to its terms upon thirty (30) days' prior written notice by either party under the following conditions:

                           17.2.1   Either party may terminate this Agreement,
absent a material breach, if i.FILL discontinues fulfillment services to on-line customers or Retailer discontinues the on-line sale of Product.

                           17.2.2   i.FILL or Retailer delivers to the other
party a 30-day written notice of termination for a material breach of this Agreement, and the other party fails to cure such breach within thirty (30) days.

         18. LIMITATION OF REMEDIES AND EXCLUSION OF WARRANTIES. IN NO EVENT SHALL i.FILL BE LIABLE TO RETAILER FOR INDIRECT OR CONSEQUENTIAL DAMAGES, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF THE FORM OF ACTION. ALL PRODUCT SOLD HEREUNDER IS SOLD "AS-IS" AND i.FILL EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO PRODUCT SOLD UNDER THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR PURPOSE.

         19.      REPRESENTATIONS AND WARRANTIES.

                  19.1     I.FILL'S REPRESENTATIONS AND WARRANTIES.

                           19.1.1   i.FILL has the right and authority to enter
into this Agreement,

                           19.1.2   i.FILL will use best efforts to deliver
Product to Retailer's customers in substantially the same condition as it was in when it was received by Valley in Valley's distribution facility.

                  19.2     RETAILER'S REPRESENTATIONS AND WARRANTIES.

                           19.2.1   Retailer has the right and authority to
enter into this Agreement.

                           19.2.2   Retailer will not include any content on its
website that infringes on the intellectual property rights, including copyright and trademark rights, of any third party.

                           19.2.3   Retailer will provide adequate customer
service and abide by its terms of service and privacy policies.

         20. INDEMNIFICATION. Both parties will, at all times, indemnify and hold the other party harmless from any and all third-party claims, damages, liabilities, costs and expenses (including reasonable attorney's fees) arising out of any breach or alleged breach by such party of any warranty or representation made by such party in this Agreement. Retailer will further indemnify and hold i.FILL and Valley harmless for any and all third-party claims, damages, liabilities, costs and expenses (including reasonable attorney's fees) arising out of any infringement or alleged infringement of intellectual property belonging to a third-party or out of any error, omission, misconduct or negligence an the part of Retailer in the performance of its obligations under this Agreement.

         21. FORCE MAJEURE. Neither party will be liable for failure to perform, or the delay in performance of, any of its obligations under this Agreement if, and to the extent, that such failure or delay is caused by events substantially beyond its control, including, but not limited to, acts of God, acts of the public enemy or governmental body in its sovereign or contractual capacity, war, fire, floods, strikes, epidemics, quarantine restrictions, civil unrest or riots, freight embargoes and/or unusually severe weather, Lack of funds by either party shall not excuse timely performance. The party so affected shall use commercially reasonable efforts to avoid or remove such causes of nonperformance or delay, and shall continue performance hereunder with reasonable dispatch whenever such causes are removed. If any such non-performance or delay continues for more than sixty (60) days, the unaffected party may elect to terminate this Agreement without liability or any liquidated or other damages upon written notice to the other party.

         22.      GENERAL.

                  22.1 NOTICE. All notices, including those related to product pricing, ordering and fulfillment policies that will have a material impact on the other party's business, shall be in writing and delivered by certified mail, postage prepaid and return receipt requested, or transmitted either by facsimile or electronic mail if confirmed contemporaneously by such mailing, to the addresses provided in writing, from time to time, by the parties.

                  22.2 ENTIRE AGREEMENT: AMENDMENTS. This Agreement constitutes the entire agreement of the parties concerning the subject matter hereof, superseding all prior proposals, negotiations and agreements concerning the subject matter of this Agreement. No representation or promise relating to and no amendment of this Agreement will be binding unless it is in writing and signed by authorized representatives of both parties.

                  22.3 ASSIGNMENT. This Agreement may not be assigned by either party without first obtaining the other party's written consent, except that either party may, without the other party's prior written consent, assign this Agreement to a purchaser of all or substantially all of its assets or a majority or controlling interest in its voting stock, or to a subsidiary or affiliate of such party, provided that such purchaser's net worth at the time of purchase is equal to or greater than that of the assigning party's net worth. This Agreement will be binding upon and inure to the benefit of successors and permitted assigns of the parties hereto.

                  22.4 CAPTIONS; WAIVER; SEVERABILITY. The captions appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or interpretation of this Agreement. No waiver by a party of any breach of any provision of this Agreement will constitute a waiver of any other provision of this Agreement. If any provision of this Agreement shall be held invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired, and such remaining provisions shall remain in full force and effect.

                  22.5 GOVERNING LAW AND ARBITRATION. This Agreement shall be construed and enforced pursuant to the laws of the State of California. If the parties are unable to settle any disagreements regarding this Agreement or the project contemplated by this Agreement, such disagreements shall be submitted to binding arbitration within the State of California under the rules of the American Arbitration Association as then in effect.

                  22.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement, and will become a binding agreement when one or more counterparts have been signed by each party and delivered to the other party. Facsimile signatures shall be considered original in all respects.

In witness whereof, the parties hereto have executed this Agreement effective as of the date first above written.

I.FILL, a division of                      GLOBAL MEDIA, INC.
VALLEY MEDIA, INC.

By:         \s\                            By:        \s\
   --------------------------                 -----------------------------

Its:                                       Its:
   --------------------------                 -----------------------------

Address:                                   Address:
-----------------------------              --------------------------------
-----------------------------              --------------------------------

Telephone:                                 Telephone:
          -------------------                        ----------------------

Facsimile:                                 Facsimile:
          -------------------                        ----------------------

                                  EXHIBIT LIST

                                   Exhibit A        Price Schedule

                                   Exhibit B        Shipping Tables

                                   Exhibit C        audiofile License

                                   Exhibit D        audiotrax License

                          PRICE SCHEDULE FOR ALL LABELS

                            STANDARD PRICE STRUCTURE


                [Subject to request for confidential treatment
                   filed with the SEC on July 30, 1999]

                [Subject to request for confidential treatment
                   filed with the SEC on July 30, 1999]

                                I.FILL DOMESTIC
                                NEXT DAY SERVICE



            FED-EX NEXT DAY - PRIORITY                             FED-EX NEXT DAY - STANDARD
                  (SHIP CODE 920)                                        (SHIP CODE 921)


          # OF              WEIGHT             TOTAL                        # OF             WEIGHT             TOTAL
          CD'S              (LBS)              CHARGE                       CD'S             (LBS)              CHARGE
           2                  1                $7.00                         2                 1                $5.50
           5                  2                $7.95                         5                 2                $5.50
           8                  3                $8.70                         8                 3                $5.50
           11                 4                $9.45                         11                4                $6.00
           14                 5                $10.45                        14                5                $6.50
           17                 6                $11.70                        17                6                $7.25
           20                 7                $12.95                        20                7                $8.00
           23                 8                $14.20                        23                8                $9.00
           26                 9                $15.45                        26                9                $10.00
           29                 10               $16.70                        29                10               $11.00
           32                 11               $17.95                        32                11               $12.00


           This information is subject to change without prior notice.
                     Rates are effective as of February 1, 1999.

                                i.FILL Domestic
                                Next Day Service



                                           UPS NEXT DAY AM - PRIORITY
                                                 (SHIP CODE 904)


       # OF       WEIGHT       ZONE         ZONE        ZONE        ZONE        ZONE       ZONE       ZONE
       CD'S       (LBS)         2            3           4           5           6          7          8
        2           1         $13.31       $14.01      $15.15      $15.57      $15.99     $16.41     $16.70
        5           2         $13.87       $14.58      $16.27      $16.84      $17.26     $17.69     $17.97
        8           3         $14.43       $15.15      $17.26      $17.97      $18.54     $18.82     $19.24
        11          4         $15.00       $15.85      $18.25      $19.10      $19.67     $20.09     $20.52
        14          5         $15.57       $16.41      $19.38      $20.23      $20.94     $21.36     $21.65
        17          6         $15.99       $16.98      $20.52      $21.36      $22.21     $22.64     $22.91
        20          7         $16.41       $17.55      $21.65      $22.64      $23.49     $23.77     $24.19
        23          8         $16.84       $18.12      $22.78      $23.90      $24.75     $25.04     $25.32
        26          9         $17.26       $18.68      $23.90      $25.04      $25.88     $26.17     $26.60
        29          10        $17.69       $19.24      $25.04      $26.17      $27.02     $27.45     $27.72
        32          11        $18.12       $19.95      $26.03      $27.30      $28.15     $28.57     $29.00

                                I.FILL DOMESTIC
                                NEXT DAY SERVICE


                                         UPS NEXT DAY - SAVER
                                          (SHIP CODE 901)


      # OF       WEIGHT        ZONE         ZONE        ZONE       ZONE        ZONE       ZONE       ZONE
      CD'S       (LBS)          2            3           4          5           6          7          8
        2          1          $8.88        $9.44       $10.43     $10.86      $11.28     $11.56     $11.85
        5          2          $9.44        $10.01      $11.42     $11.85      $12.27     $12.69     $12.97
        8          3          $11.52       $12.22      $13.92     $14.49      $15.05     $15.33     $15.61
       11          4          $11.94       $12.78      $14.76     $15.48      $16.04     $16.32     $16.74
       14          5          $12.36       $13.21      $15.75     $16.46      $17.17     $17.45     $17.73
       17          6          $12.78       $13.77      $16.74     $17.45      $18.16     $18.58     $18.87
       20          7          $13.21       $14.20      $17.73     $18.58      $19.28     $19.57     $19.86
       23          8          $13.63       $14.62      $18.72     $19.57      $20.27     $20.56     $20.85
       26          9          $13.92       $15.19      $19.71     $20.56      $21.26     $21.55     $21.98
       29          10         $14.66       $16.12      $21.21     $22.09      $22.81     $23.25     $23.54
       32          11         $14.95       $16.70      $22.09     $23.10      $23.83     $24.27     $24.71

           This information is subject to change without prior notice.
                     Rates are effective as of February 1, 1999.

                                I.FILL DOMESTIC
                               SECOND DAY SERVICE



                      FED-EX SECOND-DAY                       FED-EX SECOND DAY INSURED1
                       (SHIP CODE 922)                            (SHIP CODE 923)


        # OF          WEIGHT          TOTAL                    LIABILITY              FEE
        CD'S          (LBS)           CHARGE
          2             1             $5.06                 $0.01 - $100.00          $0.00
          5             2             $5.06                $100.01 - $500.00         $2.75
          8             3             $5.06                $500.01 - $600.00         $3.30
         11             4             $5.06                $600.01 - $700.00         $3.85
         14             5             $5.06                $700.01 - $800.00         $4.40
         17             6             $5.06                $800.01 - $900.00         $4.95
         20             7             $5.06               900.01 - $1,000.00         $5.50
         23             8             $5.06
         26             9             $5.06
         29             10            $6.05
         32             11            $7.15

--------
(1) Insured Fed-Ex 2-Day is the same rate as 2-Day service plus the applicable fee.



           This information is subject to change without prior notice.
                     Rates are effective as of February 1, 1999.

                                I.FILL DOMESTIC
                               SECOND DAY SERVICE



                                                  UPS SECOND DAY
                                                 (SHIP CODE 902)


      # OF        WEIGHT        ZONE         ZONE        ZONE          ZONE         ZONE         ZONE        ZONE
      CD'S        (LBS)          2            3           4             5            6            7           8
        2           1          $6.05        $6.18       $6.31         $6.45        $6.71        $6.97       $7.11
        5           2          $6.18        $6.45       $6.71         $6.97        $7.24        $7.50       $7.77
        8           3          $6.45        $6.71       $7.24         $7.50        $7.90        $8.16       $8.29
       11           4          $6.71        $6.97       $7.63         $8.03        $8.56        $8.82       $9.09
       14           5          $6.97        $7.37       $8.03         $8.56        $9.22        $9.61       $9.88
       17           6          $7.37        $7.77       $8.43         $9.09        $10.01       $10.41      $10.80
       20           7          $7.63        $8.16       $8.95         $9.75        $10.80       $11.20      $11.73
       23           8          $7.90        $8.56       $9.48         $10.41       $11.59       $12.12      $12.52
       26           9          $8.16        $8.95       $10.01        $11.07       $12.39       $12.91      $13.18
       29           10         $8.43        $9.35       $10.54        $11.59       $13.18       $13.71      $13.97
       32           11         $8.69        $9.75       $10.93        $12.12       $13.84       $14.37      $14.76


           This information is subject to change without prior notice.
                     Rates are effective as of February 1, 1999.

                                I.FILL DOMESTIC
                               UPS GROUND SERVICE


                                          UPS GROUND - RESIDENTIAL
                                             (SHIP CODE 903)


     WEIGHT         ZONE          ZONE         ZONE         ZONE         ZONE         ZONE        ZONE
      (LBS)          2             3            4            5            6            7           8
        1          $3.93         $4.03        $4.25        $4.30        $4.48        $4.52       $4.62
        2          $3.99         $4.18        $4.50        $4.60        $4.88        $4.97       $5.22
        3          $4.07         $4.33        $4.70        $4.85        $5.13        $5.27       $6.67
        4          $4.19         $4.47        $4.90        $5.10        $5.38        $5.52       $5.97
        5          $4.32         $4.60        $5.07        $5.30        $5.58        $5.77       $6.27
        6          $4.46         $4.72        $5.22        $5.50        $5.78        $6.02       $6.52
        7          $4.60         $4.84        $5.32        $5.65        $5.98        $6.22       $6.77
        8          $4.73         $4.96        $5.42        $5.75        $6.13        $6.47       $7.17
        9          $4.86         $5.08        $5.52        $5.85        $6.28        $6.77       $7.57
       10          $4.99         $5.19        $5.62        $6.00        $6.48        $7.17       $8.02
       11          $5.12         $5.31        $5.72        $6.15        $6.73        $7.62       $8.52


           This information is subject to change without prior notice.
                     Rates are effective as of February 1, 1999.

                                I.FILL DOMESTIC
                             UPS 1ST AND 4TH CLASS


                          FIRST CLASS MAIL1                                   4TH CLASS MAIL STANDARD B
                           (SHIP CODE 952)                                       (SHIP CODE 953)


         # OF            WEIGHT          TOTAL CHARGE                   # OF         WEIGHT           TOTAL
         CD'S             (OZ)                                          CD'S          (LBS)          CHARGE
                            1                $0.33                        2             1             $1.13
                            2                $0.55                        5             2             $1.58
                            3                $0.77                        8             3             $2.03
           1                4                $0.99                       11             4             $2.48
                            5                $1.21                       14             5             $2.93
                            6                $1.43                       17             6             $3.38
                            7                $1.65                       20             7             $3.83
           2                8                $1.87                       23             8             $4.11
                            9                $2.09                       26             9             $4.39
                           10                $2.31                       29            10             $4.67
                           11                $2.53                       32            11             $4.95
           3               12                $2.75
                           13                $2.97


           This information is subject to change without prior notice.
                     Rates are effective as of January 10, 1999.

                                I.FILL DOMESTIC
                            UPS PRIORITY MAIL RATES


                                                         PRIORITY MAIL
                                                         (SHIP CODE 950)


        WEIGHT         ZONE              ZONE                     ZONE                  ZONE           ZONE          ZONE
         (LBS)          2&3                4                        5                     6              7             8
           1           $3.20             $3.20                    $3.20                 $3.20          $3.20         $3.20
           2           $3.20             $3.20                    $3.20                 $3.20          $3.20         $3.20
           3           $4.30             $4.30                    $4.30                 $4.30          $4.30         $4.30
           4           $5.40             $5.40                    $5.40                 $5.40          $5.40         $5.40
           5           $6.50             $6.50                    $6.50                 $6.50          $6.50         $6.50

                                    NOTE: ZONE(1) BASED PRICING STARTS AT SIX (6) LBS.

           6           $6.60             $6.90                    $7.10                 $7.45          $7.70         $8.25
           7           $6.70             $7.30                    $7.70                 $8.40          $8.90        $10.00
           8           $6.80             $7.70                    $8.30                 $9.35         $10.10        $11.75
           9           $6.90             $8.10                    $8.90                $10.30         $11.30        $13.50
          10           $7.00             $8.50                    $9.50                $11.25         $12.50        $15.25




--------
(1) See attached zone chart to determine zone.


           This information is subject to change without prior notice.
                     Rates are effective as of January 10, 1999.

                                I.FILL DOMESTIC
                            UPS PRIORITY MAIL RATES


              PRIORITY MAIL INSURED(1)
                  (SHIP CODE 951)



     LIABILITY2                          FEE

            $.01 - $50.00                $0.85
           $50.01 - $100.00              $1.80
          $100.01 - $200.00              $2.75
          $200.01 - $300.00              $3.70
          $300.01 - $400.00              $4.65
          $400.01 - $500.00              $5.60
          $500.01 - $600.00              $6.55
         $600.01 - $5,000.00            $6.55 +3



--------
(1) Insured Priority Mail is the same rate as Priority Mail (410) plus the applicable fee.
(2)  Max. liability is $5,000.00
(3)  $0.95 for each $100 or fraction over $600 in declared value.


           This information is subject to change without prior notice.
                     Rates are effective as of January 10, 1999.

                                I. FILL DOMESTIC
                         INT'L MAIL - SMALL PACKET AIR


                                                INT'L MAIL - SMALL PACKET AIR MAIL
                                                          (SHIP CODE 970)


        # OF            WEIGHT         Canada          Mexico      W. Hemisphere        Europe      Asia/Africa     Pacific Rim
        CD'S            (LBS)            CN              MX              WH               EU             AA             PR
          1              .38           $1.37           $1.49           $2.19            $2.79          $3.24           $3.49
                         .50           $1.70           $1.86           $2.78            $3.57          $4.17           $4.51
          2              .63           $2.04           $2.23           $3.38            $4.35          $5.10           $5.53
                         .75           $2.37           $2.60           $3.97            $5.13          $6.03           $6.56
          3              .88           $3.04           $3.35           $4.57            $5.91          $6.96           $7.58
                         1.00          $3.04           $3.35           $5.16            $6.70          $7.89           $8.60
          4              1.13          $3.79           $4.84           $5.44            $7.25          $8.63           $9.44
                         1.25          $3.79           $4.84           $5.72            $7.81          $9.37          $10.28
          5              1.38          $3.79           $4.84           $6.00            $8.37          $10.12         $11.11
                         1.50          $3.79           $4.84           $6.28            $8.93          $10.86         $11.95
          6              1.63          $4.53           $6.32           $6.56            $9.49          $11.61         $12.79
                         1.75          $4.53           $6.32           $6.84            $10.04         $12.35         $13.62
          7              1.88          $4.53           $6.32           $7.11            $10.60         $13.09         $14.46
                         2.00          $4.53           $6.32           $7.39            $11.16         $13.84         $15.30
          9              2.50          $5.27           $7.81           $8.51            $13.39         $16.81         $18.65
         11              3.00          $6.02           $9.30           $9.63            $15.62         $19.79         $21.99
         13              3.50          $6.76           $10.79          $10.74           $17.86         $22.77         $25.34
         15              4.00          $7.51           $12.28          $11.86           $20.09         $25.74         $28.69

*** The max. weight for Small Packet Airmail is 4 lbs.


           This information is subject to change without prior notice.
                     Rates are effective as of February 9, 1998.

                                 I. FILL DOMESTIC
                          INT'L MAIL - PARCEL POST AIR


                                               INT'L MAIL - PARCEL POST AIR
                                                (SHIP CODE 971)

       # OF        WEIGHT        CANADA         MEXICO          ZONE          ZONE           ZONE          ZONE          ZONE
       CD'S        (LBS)           CN             MX             A             B              C             D             E
        2            1            N/A           $6.05          $6.05         $7.67          $9.07         $10.42        $11.90
        5            2           $6.51          $9.02          $9.17         $11.39         $13.98        $15.77        $17.86
        8            3           $7.70          $12.00         $12.29        $15.11         $18.89        $21.13        $23.81
        11           4           $8.89          $14.38         $15.42        $18.83         $23.80        $26.49        $29.76
        14           5           $10.08         $16.76         $18.10        $21.81         $27.82        $31.40        $34.82
        17           6           $11.27         $19.14         $20.78        $24.78         $31.83        $36.31        $39.88
        20           7           $12.46         $21.52         $23.45        $27.76         $35.85        $41.22        $44.94
        23           8           $13.65         $23.90         $26.13        $30.74         $39.87        $46.13        $50.00
        26           9           $14.84         $26.28         $28.81        $33.71         $43.89        $51.04        $55.06
        29           10          $16.03         $28.66         $31.49        $36.69         $47.90        $55.95        $60.12
        32           11          $17.15         $30.75         $34.02        $39.37         $51.62        $59.97        $64.28


See attached zone chart to determine zone.



                                                           PARCEL POST AIR INSURED
                                                               (SHIP CODE 972)

                                                LIABILITY                        FEE
                                                               Canada(1)      All other
                                                  $50.00        $0.75           $1.60
                                                 $100.00        $1.60           $2.45
                                                 $200.00        $2.50           $3.35
                                                 $300.00        $3.40           $4.25
                                                 $400.00        $4.30           $5.15
                                                 $500.00        $5.20           $6.05
                                                 $600.00        $6.10           $6.95
                                                 $700.00                        $7.40
                                                 $800.00                        $7.85
                                                 $900.00                        $8.30
                                               $1,000.00                        $8.75


--------
(1)   Max. liability is $600.00 for Canada.


           This information is subject to change without prior notice.
                     Rates are effective as of February 9, 1998.

                                I. FILL DOMESTIC
                        INT'1 MAIL - PARCEL POST SURFACE


                                 USPS PARCEL POST SURFACE                                      PARCEL POST SURFACE INSURED
                                     (SHIP CODE 973)                                               (SHIP CODE 974)


       # OF         WEIGHT         CANADA           ZONE            ZONE                  LIABILITY                FEE
       CD'S         (LBS)            CN              A(1)            B(2)

        2             1             N/A             N/A             N/A                                   Canada3
        5             2            $6.46           $6.98           $8.37                    $50.00         $0.75         $1.60
        8             3            $7.65           $8.31           $10.16                  $100.00         $1.60         $2.45
        11            4            $8.84           $9.65           $11.94                  $200.00         $2.50         $3.35
        14            5            $10.03          $10.99          $13.73                  $300.00         $3.40         $4.25
        17            6            $11.23          $12.33          $15.51                  $400.00         $4.30         $5.15
        20            7            $12.42          $13.67          $17.30                  $500.00         $5.20         $6.05
        23            8            $13.61          $15.01          $19.08                  $600.00         $6.10         $6.95
        26            9            $14.80          $16.35          $20.87                  $700.00                       $7.40
        29            10           $15.99          $17.69          $22.65                  $800.00                       $7.85
        32            11           $17.10          $19.03          $24.44                  $900.00                       $8.30
                                                                                          $1,000.00                      $8.75




--------
(1) Includes the following countries: Bahamas, Bermuda, Caribbean Islands, Central America, Mexico, and St. Pierre & Miquelon.
(2)  All other countries.
(3)  Max. liability is $600.00 for Canada


           This information is subject to change without prior notice.
                     Rates are effective as of February 9, 1998.

                                            DHL INTERNATIONAL
                                           (SHIP CODE 940)


     WEIGHT        LANE(1)        LANE        LANE         LANE         LANE          LANE          LANE          LANE        LANE
      (LBS)          1           2           3            4            5             6             7             8           9
        1          $13.36      $19.88      $20.74       $13.36       $24.85        $32.60        $23.39        $31.38      $20.74
        2          $14.94      $23.26      $24.98       $14.94       $27.27        $39.58        $25.29        $37.57      $24.98
        3          $21.34      $27.36      $29.22       $17.29       $31.56        $46.55        $27.20        $43.75      $29.22
        4          $24.53      $31.47      $33.46       $19.09       $35.85        $53.53        $29.10        $49.94      $33.50
        5          $27.72      $35.57      $37.70       $20.89       $40.14        $60.51        $31.00        $56.12      $37.70
        6          $30.91      $39.34      $41.08       $22.69       $44.43        $65.17        $32.91        $60.86      $41.08
        7          $34.10      $43.10      $44.45       $24.49       $48.72        $69.83        $34.81        $65.59      $44.45
        8          $37.29      $46.87      $47.83       $24.23       $53.01        $74.49        $36.71        $70.32      $47.83
        9          $40.48      $50.64      $51.20       $28.09       $57.31        $79.15        $38.62        $75.06      $51.20
       10          $43.67      $54.40      $54.58       $29.89       $61.60        $83.81        $40.52        $79.79      $54.58
       11          $45.02      $55.68      $55.85       $30.80       $64.54        $86.85        $42.43        $84.52      $55.58


--------
(1)   See attached Lane chart to determine Lane.


           This information is subject to change without prior notice.
                     Rates are effective as of February 9, 1998.


                                            UPS INTERNATIONAL EXPRESS SERVICE
                                                     (SHIP CODE 910)


    WEIGHT     ZONE(1)  ZONE    ZONE      ZONE      ZONE      ZONE      ZONE      ZONE      ZONE     ZONE       ZONE
    (LBS)       81       82      84        901       902       903       904       905       906      907        908
      1       $13.80   $19.95   $19.95    $14.44    $18.56    $20.10    $19.64    $26.65    $21.10   $42.28     $44.60
      2       $15.20   $23.09   $23.09    $16.63    $21.38    $23.87    $22.05    $30.07    $26.60   $49.45     $53.01
      3       $17.12   $24.94   $27.08    $21.18    $26.09    $27.83    $27.17    $35.20    $33.81   $56.15     $61.42
      4       $18.17   $26.65   $30.21    $23.87    $29.02    $31.02    $30.36    $39.33    $39.59   $62.70     $69.83
      5       $19.32   $28.36   $33.49    $26.64    $31.96    $34.43    $33.55    $43.46    $45.36   $69.40     $78.09
      6       $20.48   $30.07   $36.48    $28.21    $34.31    $37.29    $36.52    $47.31    $50.29   $75.95     $84.50
      7       $21.53   $31.78   $39.62    $29.88    $36.54    $39.82    $39.49    $51.16    $55.23   $82.55     $90.92
      8       $22.68   $34.20   $42.61    $31.54    $38.78    $42.24    $42.35    $54.86    $60.06   $89.85     $97.19
      9       $23.84   $35.63   $45.74    $33.12    $41.01    $44.66    $45.32    $58.71    $64.89   $95.90     $103.60
      10      $24.89   $37.19   $48.88    $34.78    $43.24    $47.08    $48.29    $62.56    $69.83   $102.60    $110.01
      11      $25.83   $38.76   $50.30    $36.08    $45.24    $48.84    $50.71    $65.69    $74.66   $109.30    $116.28


--------
(1)   See attached zone chart to determine zone.


           This information is subject to change without prior notice.
                     Rates are effective as of February 9, 1998.

                           AUDIOFILE LICENSE AGREEMENT
                                    EXHIBIT A

LICENSEE INFORMATION:                             AGREEMENT DATE : May 10, 1999
     GLOBAL MEDIA CORP.
--------------------------------------------------------------------------------
(Legal Name of Business)
     GLOBALMEDIA.COM
--------------------------------------------------------------------------------
(Store Name)
     83 VICTORIA CRESCENT
--------------------------------------------------------------------------------
(Billing Address)
     NAHAIMO, B.C.  CANADA  V9R 5B9
--------------------------------------------------------------------------------
(City, State, ZIP Code)
     888-322-2282                     (250) 716-0502
--------------------------------------------------------------------------------
(Phone Number)                       (Fax Number)
--------------------------------------------------------------------------------
     PUBLICLY TRADED COMPANY          CHRIS RAMSAY (CHRIS@GMCORP.COM)
--------------------------------------------------------------------------------
(Owner)                              (Technical Contact)

LOCATION(S) USING DATABASE:   PLEASE USE ADDITIONAL ATTACHED SHEETS IF NECESSARY
1) STORE NAME: GLOBAL MEDIA.COM
              ------------------------------------------------------------------
    PHYSICAL ADDRESS: N/A - INTERNET SITE
                     -----------------------------------------------------------
    PHONE & CONTACT: L. JAMES PORTER, CHIEF FINANCIAL OFFICER
                    ------------------------------------------------------------
2) STORE NAME:
              ------------------------------------------------------------------
    PHYSICAL ADDRESS:
                     -----------------------------------------------------------
    PHONE & CONTACT:
                    ------------------------------------------------------------

3) STORE NAME:
              ------------------------------------------------------------------
    PHYSICAL ADDRESS:
                     -----------------------------------------------------------
    PHONE & CONTACT:
                     -----------------------------------------------------------

                                        AUDIOFILE USE ONLY
Medium for delivery of Database:
    |_| 3.5" High Density Diskette
    |_| Included with POS software      Database Date ________________________
    x/ Other: FTP                       Current Through ______________________
MEDIUM FOR DELIVERY OF UPDATES:         Update Disk Type _____________________
    |_| 3.5" High Density Diskette      Update Frequency _____________________
    |_| BBS Retrieval
    x/ Other: FTP
OPERATING SYSTEM ON EQUIPMENT USING THE DATABASE/UPDATES:
    |_| MS-DOS or PC-DOS                Software System: ______________
    |_| Macintosh
    |_| SCO XENIX                       Modem Speed: ________________
    x/ Other: MS-DOS & MICROSOFT NT

FEES:

    Line 1, LICENSE FEE:              $10,000.00 per year
    Line 2, PRO-RATED UPDATE FEE:     $0.00________ for the period from _________ to _________
    Line 3, MISCELLANEOUS FEES:       $0.00________
    Line 4, TOTAL FEES DUE:           $10,000.00___  upon receipt, to initiate your subscription.
    Line 5, UPDATE FEE:               $0.00________ per |_| Calendar Quarter  (audiofile Rep initials ____)
                (for periodic updatee)               or  |_| Year

By initialing here, I agree that all information listed above is true and correct, and that I have disclosed all locations using the Database and Database
Updates.   \S\         (PLEASE INITIAL)
        ---------------

                           AUDIOTRAX LICENSE AGREEMENT
                                    EXHIBIT A

LICENSEE INFORMATION:                           AGREEMENT DATE: ________________
--------------------------------------------------------------------------------
(Legal Name of Business)
--------------------------------------------------------------------------------
(Store Name)
--------------------------------------------------------------------------------
(Billing Address)
--------------------------------------------------------------------------------
(City, State, ZIP Code)
--------------------------------------------------------------------------------
(Phone Number)                          (Fax Number)
--------------------------------------------------------------------------------
(Owner)                                 (Technical Contact)
--------------------------------------------------------------------------------
LOCATION(S) USING DATABASE:   PLEASE USE ADDITIONAL ATTACHED SHEETS IF NECESSARY

1) STORE NAME:
              ------------------------------------------------------------------
    PHYSICAL ADDRESS:
                     -----------------------------------------------------------
    PHONE & CONTACT:
                    ------------------------------------------------------------

2) STORE NAME:
              ------------------------------------------------------------------
    PHYSICAL ADDRESS:
                     -----------------------------------------------------------
    PHONE & CONTACT:
                    ------------------------------------------------------------

3) STORE NAME:
              ------------------------------------------------------------------
    PHYSICAL ADDRESS:
                     -----------------------------------------------------------
    PHONE & CONTACT:
                    ------------------------------------------------------------


                                           AUDIOFILE USE ONLY
Medium for delivery of Database:
    |_| 3.5" High Density Diskette         Database Date _______________________
    |_| Included with POS software         Current Through _____________________
    |_| Other: ________________________    Update Disk Type ____________________
MEDIUM FOR DELIVERY OF UPDATES:            Update Frequency ____________________
    |_| 3.5" High Density Diskette
    |_| BBS Retrieval
    |_| Other: ________________________
OPERATING SYSTEM ON EQUIPMENT USING THE DATABASE/UPDATES:
    |_| MS-DOS or PC-DOS                   Software System: ______________
    |_| Macintosh
    |_| SCO XENIX                          Modem Speed: ________________
    |_| Other: ________________________

FEES:

    Line 1, LICENSE FEE:                    $10,000.00 per year
    Line 2, PRO-RATED UPDATE FEE:           $0.00________ for the period from _________ to _________
    Line 3, MISCELLANEOUS FEES:             $0.00________
    Line 4, TOTAL FEES DUE:                 $10,000.00___  upon receipt, to initiate your subscription.
    Line 5, UPDATE FEE:                     $0.00________ per |_| Calendar Quarter  (audiofile Rep initials ____)
            (for periodic updatee)                         or  |_| Year

By initialing here, I agree that all information listed above is true and correct, and that I have disclosed all locations using the Database and Database Updates. ________ (PLEASE INITIAL)

ADDITIONAL LOCATION(S) USING DATABASE:

    STORE NAME:
               -----------------------------------------------------------------
    PHYSICAL ADDRESS:
                     -----------------------------------------------------------
    PHONE & CONTACT:
                    ------------------------------------------------------------

STORE NAME:
           ---------------------------------------------------------------------
    PHYSICAL ADDRESS:
                     -----------------------------------------------------------
    PHONE & CONTACT:
                     -----------------------------------------------------------

STORE NAME:
           ---------------------------------------------------------------------
    PHYSICAL ADDRESS:
                     -----------------------------------------------------------
    PHONE & CONTACT:
                     -----------------------------------------------------------

STORE NAME:
           ---------------------------------------------------------------------
    PHYSICAL ADDRESS:
                     -----------------------------------------------------------
    PHONE & CONTACT:
                     -----------------------------------------------------------

STORE NAME:
           ---------------------------------------------------------------------
    PHYSICAL ADDRESS:
                     -----------------------------------------------------------
    PHONE & CONTACT:
                     -----------------------------------------------------------

STORE NAME:
           ---------------------------------------------------------------------
    PHYSICAL ADDRESS:
                     -----------------------------------------------------------
    PHONE & CONTACT:
                     -----------------------------------------------------------

STORE NAME:
           ---------------------------------------------------------------------
    PHYSICAL ADDRESS:
                     -----------------------------------------------------------
    PHONE & CONTACT:
                     -----------------------------------------------------------

STORE NAME:
           ---------------------------------------------------------------------
    PHYSICAL ADDRESS:
                     -----------------------------------------------------------
    PHONE & CONTACT:
                     -----------------------------------------------------------

STORE NAME:
           ---------------------------------------------------------------------
    PHYSICAL ADDRESS:
                     -----------------------------------------------------------
    PHONE & CONTACT:
                     -----------------------------------------------------------

STORE NAME:
           ---------------------------------------------------------------------
    PHYSICAL ADDRESS:
                     -----------------------------------------------------------
    PHONE & CONTACT:
                     -----------------------------------------------------------

STORE NAME:
           ---------------------------------------------------------------------
    PHYSICAL ADDRESS:
                     -----------------------------------------------------------
    PHONE & CONTACT:
                     -----------------------------------------------------------

                         AUDIOFILE LICENSE AGREEMENT

    This agreement ("Agreement") is entered into by and between Valley Media, Inc. a Delaware corporation, (the "Licensor"); and the party identified in Exhibit A as the "Licensee" (not including any subsidiaries, affiliates, or franchisees). This Agreement is the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof (superseding all proposals, communications or prior agreements, oral or written with respect to such subject matter); and may be amended only in a writing signed by both parties. As used herein, "Database" means the proprietary audio and video item database created and developed by Licensor, and includes "Database Updates," periodic updates of information contained in the Database.

    1.   LICENSE GRANT

         (a) Licensor hereby grants to Licensee during the term of this Agreement, a non-exclusive, non-transferable, non-sublicensable license to:

              (i) Load, transmit, execute, store, or display the Database for Licensee's Internal use at the location(s) specified in Exhibit A attached hereto;

              (ii)      Modify the Database for internal use by Licensee; or

              (iii) Incorporate the Database or portions thereof into its own database for use by Licensee, provided, however, that the Database portion of the resulting conjoined work may be used only in accordance with the license granted in section 1(a) above.

         (b) Licensee may not, without prior written consent from Licensor, sublicense, sell, lend the Database or any portion thereof, or assign any of its rights or obligations under this Agreement to any party; provided, however, the Licensee may make copies of the Database sufficient for back-up, development and production purposes.

    2.   FEES

         (a) As consideration for the License granted herein, upon execution of this Agreement, Licensee shall pay to Licensor the TOTAL FEES DUE set forth on Fees-Line 4 of Exhibit A, which includes:

              (i) The LICENSE FEE (Fees-Line 1 of Exhibit A) to operate a single copy of the Database at the locations(s) listed in Exhibit A;

              (ii) The PRO-RATED UPDATE FEE (Fees-Line 2 of Exhibit A) for the Database Updates for the specified period; and

               (iii) MISCELLANEOUS FEES (Fees-Line 3 of Exhibit A) to reimburse Licensor for any fees owed by Licensor to other vendors in connection with the Database, and any fees assessed by Licensor other than License of Database Update fees.

          (b) Licensee shall also pay the UPDATE FEE (Fees-Line 5 of Exhibit A) to Licensor as consideration for Licensor providing the Database Updates. The subscription is to be paid quarterly in advance on the first day of each calendar quarter (January 1, April 1, July 1 and October 1). The UPDATE FEE entitles the Licensee to receive Database Updates for the succeeding three
(3) month period.

          (c) Licensor shall provide Licensee with reasonable telephone support for the Database and Database Updates at no additional charge.

     3. RIGHTS IN TANGIBLE AND INTELLECTUAL PROPERTY

     Licensor shall be the sole owner of the Database, Database Updates and all supporting materials as between Licensor and Licensee, including any and all copies thereof, and including all patent, trademark, copyright, trade secret and other intellectual property rights associated therewith. Licensee agrees to treat the Database, Database Updates and supporting materials as confidential trade secrets of the Licensor.

     4. TERM: TERMINATION

     The term of the Agreement and the licenses granted hereunder shall commence on the Agreement Date specified in Exhibit A and continue until terminated as set forth herein:

               (a) This Agreement may be terminated for the Database Update subscription only (Licensee may continue to use the Database in accordance with the terms of the Agreement):

                    (i) Unilaterally by the Licensor (other than for breach of this Agreement by Licensee) upon ten (10) days advance written notice. Licensor shall refund to Licensee a prorated portion of any UPDATE FEES paid in advance by Licensee.

                    (ii) Unilaterally by the Licensor in the event that any material breach by Licensee remains uncured for fifteen (15) days after written notice, via certified mail, thereof, Licensee shall not be entitled to the return of any prepaid UPDATE FEES; or

                    (iii) Unilaterally by the Licensee for any reason upon ten (10) days advance written notice (Licensee must receive written confirmation back from Licensor stating the effective date of cancellation). Licensee shall not be entitled to the return of any prepaid UPDATE FEES.

               (b) This Agreement may be terminated for the Database (which will also cancel the Database Update subscription):

              (i)    With the mutual written consent of both parties;

              (ii)   Unilaterally by the Licensee for any reason upon ten
(10) days advance written notice; or

              (iii) Unilaterally by the Licensor in the event that any material breach by Licensee remains uncured for fifteen (15) days after written notice, via certified mail, thereof.

    5.  WARRANTY

        (a) Licensor warranties that the media on which or transmission by which the Database or Database Update are delivered will be free from defects. Licensor's sole obligations under the foregoing warranty are limited to:

              (i)    Replacement of any defective media;

              (ii)   Retransmission of the Database or the Database Update; or

              (iii) Termination of this Agreement and refunding a pro-rated portion of any Fees paid in advance by Licensee.

        (b)  EXCEPT AS SET FORTH IN SECTION 5(a) ABOVE:

              (i) THE DATABASE AND DATABASE UPDATES ARE PROVIDED "AS IS" AND LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE CONTENT, SUFFICIENCY, ACCURACY, COMPLETENESS OR CURRENTNESS THEREOF; OR

              (ii) LICENSOR EXPRESSLY DISCLAIMS ANY EXPRESS, IMPLIED OR STATUTORY WARRANTY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

    6.  LIMITATIONS OF LIABILITIES

        (a) IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR THE RESULTS OF LICENSEE'S USE OF THE DATABASE, FOR ANY IMPAIRMENT OF LICENSEE'S ABILITY TO CONDUCT ITS BUSINESS AS A RESULT OF ITS USE OR INABILITY TO USE THE DATABASE. NEITHER PARTY SHALL BE LIABLE FOR ANY LOSSES OR DAMAGES, WHETHER DIRECT OR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL, ARISING FROM THIS AGREEMENT; THE DESIGN, CONTENT, OPERATION OR USE OF THE DATABASE; OR FOR ANY ERRORS OR OMISSIONS CONTAINED THEREIN, REGARDLESS OF THE CAUSE, THE CIRCUMSTANCES, OR THE FORM OF THE ACTION.

        (b) IN NO EVENT WILL LICENSOR'S LIABILITY TO LICENSEE FOR ANY CLAIMS, LOSSES OR DAMAGES ARISING UNDER THIS AGREEMENT,

WHETHER IN CONTRACT, TORT OR TO OTHER FORMS OF ACTION, EXCEED THE LICENSE FEE SPECIFIED IN FEES-LINE 1 OF EXHIBIT A.

          (e) THE PROVISIONS OF THIS SECTION 6 SHALL NOT APPLY TO ANY BREACH BY LICENSEE OF THE TERMS OF THE LICENSE GRANTED IN SECTION 1 OF THIS AGREEMENT OR TO LICENSOR'S INDEMNITY OBLIGATIONS UNDER SECTION 8 BELOW.

     7.  AMENDMENT

     Licensor may increase the UPDATE FEE upon written notice to Licensee provided at least thirty (30) days prior to the end of the calendar quarter preceding the calendar quarter in which the increase is to be effective.

     8.  INDEMNIFICATION

     Licensee will at all times indemnify and hold harmless Licensor from any and all claims, damages, liabilities, costs and expenses, including reasonable legal expenses and attorneys fees, arising out of any claims involving Licensee's use of the Database.

     9.  ASSIGNMENT

     This Agreement may not be assigned by either party without the express written consent of the other party which shall not be unreasonably withheld; provided, however, that without Licensee's consent, Licensor may assign its right to receive funds hereunder and may assign this Agreement to an affiliate or subsidiary of Licensor.

     10. SURVIVAL

     Section 6 and 7 of this Agreement will survive the expiration or termination of the term of this Agreement.

     11. TAX PAYER IDENTIFICATION NUMBER

     Licensor represents and warrants that its Tax Payer Identification Number is 942556440.


     LICENSOR:                        LICENSEE
       Valley Media, Inc.             Global Media, Inc.  /s/
       1280 Santa Anita Court                           -----------------
       Woodland, California 95776     Winston V. Barta, Vice President
     By:  /s/
        -------------------------     -----------------------------------
     Its: Director New Markets        By (Database):
                                                    ---------------------
                                      By (Database Updates):
                                                            -------------
                                      Its:
                                          -------------------------------

                            AUDIOTRAX LICENSE AGREEMENT


    This agreement ("Agreement") is entered into by and between Valley
Media, Inc. a Delaware corporation, (the "Licensor"); and the party identified in Exhibit A as the "Licensee" (not including any subsidiaries, affiliates, or franchisees). This Agreement is the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof (superseding all proposals, communications or prior agreements, oral or written with respect to such subject matter); and may be amended only in a writing signed by both parties. As used herein, "Database" means the proprietary song title database created and developed by Licensor, and includes "Database Updates," periodic updates of information contained in the Database.

    1.  LICENSE GRANT

        (a) Licensor hereby grants to Licensee during the term of this Agreement, a non-exclusive, non-transferable, non-sublicensable license to:

             (i) Load, transmit, execute, store, or display the Database for Licensee's Internal use at the location(s) specified in Exhibit A attached hereto;

             (ii)   Modify the Database for internal use by Licensee; or

             (iii) Incorporate the Database or portions thereof into its own database for use by Licensee, provided, however, that the Database portion of the resulting conjoined work may be used only in accordance with the license granted in section 1(a) above.

        (b) Licensee may not, without prior written consent from Licensor, sublicense, sell, lend the Database or any portion thereof, or assign any of its rights or obligations under this Agreement to any party; provided, however, that Licensee may make copies of the Database sufficient for back-up, development and production purposes.

    2.  FEES

        (a) As consideration for the License granted herein, upon execution of this Agreement, Licensee shall pay to Licensor the TOTAL FEES DUE set forth on Fees-Line 4 of Exhibit A, which includes:

             (i) The LICENSE FEE (Fees-Line 1 of Exhibit A) to operate a single copy of the Database at the location(s) listed in Exhibit A;

             (ii) The PRO-RATED UPDATE FEE (Fees-Line 2 of Exhibit A) for the Database Updates for the specified period; and

              (iii) MISCELLANEOUS FEES (Fees-Line 3 of Exhibit A) to reimburse, Licensor for any fees owned by Licensor to other vendors in connection with the Database, and any fees assessed by Licensor other than License of Database Update fees.

         (b)  Licensee shall also pay the UPDATE FEE (Fees-Line 5 of Exhibit
A) to Licensor as consideration for Licensor providing the Database Updates. The subscription is to be paid quarterly in advance on the first day of each calendar quarter (January 1, April 1, July 1 and October 1). The UPDATE FEE entitles the Licensee to receive Database Updates for the succeeding three
(3) month period.

         (c) Licensor shall provide Licensee with reasonable telephone support for the Database and Database Updates at no additional charge.

    3.   RIGHTS IN TANGIBLE AND INTELLECTUAL PROPERTY

    Licensor shall be the sole owner of the Database, Database Updates and all supporting materials as between Licensor and Licensee, including any and all copies thereof, and including all patent, trademark, copyright, trade secret and other intellectual property rights associated therewith. Licensee agrees to treat the Database, Database Updates and supporting materials as confidential trade secrets of the Licensor.

    4.   TERM: TERMINATION

    The term of the Agreement and the licenses granted hereunder shall commence on the Agreement Date specified in Exhibit A and continue until terminated as set forth herein:

         (a) This Agreement may be terminated for the Database Update subscription only (Licensee may continue to use the Database in accordance with the terms of the Agreement):

              (i) Unilaterally by the Licensor (other than for breach of this Agreement by Licensee) upon ten (10) days advance written notice. Licensor shall refund to Licensee a prorated portion of any UPDATE FEES paid in advance by Licensee.

              (ii) Unilaterally by the Licensor in the event that any material breach by Licensee remains uncured for fifteen (15) days after written notice, via certified mail, thereof, Licensee shall not be entitled to the return of any prepaid UPDATE FEES; or

              (iii)     Unilaterally by the Licensee for any reason upon ten
(10) days advance written notice (Licensee must receive written confirmation back from Licensor stating the effective date of cancellation). Licensee shall not be entitled to the return of any prepaid UPDATE FEES.

         (b) This Agreement may be terminated for the Database (which will also cancel the Database Update subscription):

               (i)   With the mutual written consent of both parties;

               (ii)  Unilaterally by the Licensee for any reason upon ten
(10) days advance written notice; or

               (iii) Unilaterally by the Licensor in the event that any material breach by Licensee remains uncured for fifteen (15) days after written notice, via certified mail, thereof.

     5.  WARRANTY

         (a) Licensor warranties that the media on which or transmission by which the Database or Database Update are delivered will be free from defects. Licensor's sole obligations under the foregoing warranty are limited to:

               (i)   Replacement of any defective media;

               (ii)  Retransmission of the Database or the Database Update; or

               (iii) Termination of this Agreement and refunding a pro-rated portion of any Fees paid in advance by Licensee.

         (b) EXCEPT AS SET FORTH IN SECTION 5(a) ABOVE:

               (i) THE DATABASE AND DATABASE UPDATES ARE PROVIDED "AS IS" AND LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE CONTENT, SUFFICIENCY, ACCURACY, COMPLETENESS OR CURRENTNESS THEREOF; OR

               (ii) LICENSOR EXPRESSLY DISCLAIMS ANY EXPRESS, IMPLIED OR STATUTORY WARRANTY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     6. LIMITATIONS OF LIABILITIES

        (a) IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR
THE RESULTS OF LICENSEE'S USE OF THE DATABASE, FOR ANY IMPAIRMENT OF LICENSEE'S ABILITY TO CONDUCT ITS BUSINESS AS A RESULT OF ITS USE OR INABILITY TO USE THE DATABASE. NEITHER PARTY SHALL BE LIABLE FOR ANY LOSSES OR DAMAGES, WHETHER DIRECT OR INDIRECT, INCIDENTAL SPECIAL OR CONSEQUENTIAL, ARISING FROM THIS AGREEMENT; THE DESIGN, CONTENT, OPERATION OR USE OF THE DATABASE; OR FOR ANY ERRORS OR OMISSIONS CONTAINED THEREIN, REGARDLESS OF THE CAUSE, THE CIRCUMSTANCES, OR THE FORM OF THE ACTION.

        (b) IN NO EVENT WILL LICENSOR'S LIABILITY TO LICENSEE FOR ANY CLAIMS, LOSSES OR DAMAGES ARISING UNDER THIS AGREEMENT,

WHETHER IN CONTRACT, TORT OR TO OTHER FORMS OF ACTION, EXCEED THE LICENSE FEE SPECIFIED IN FEES-LINE 1 OF EXHIBIT A.

        (c) THE PROVISIONS OF THIS SECTION 6 SHALL NOT APPLY TO ANY BREACH BY LICENSEE OF THE TERMS OF THE LICENSE GRANTED IN SECTION 1 OF THIS AGREEMENT OR TO LICENSOR'S INDEMNITY OBLIGATIONS UNDER SECTION 8 BELOW.

    7.  AMENDMENT

    Licensor may increase the UPDATE FEE upon written notice to Licensee provided at least thirty (30) days prior to the end of the calendar quarter preceding the calendar quarter in which the increase is to be effective.

    8.  INDEMNIFICATION

    Licensee will at all times indemnify and hold harmless Licensor from any and all claims, damages, liabilities, costs and expenses, including reasonable legal expenses and attorneys fees, arising out of any claims involving Licensee's use of the Database.

    9.  ASSIGNMENT

    This Agreement may not be assigned by either party without the express written consent of the other party which shall not be unreasonably withheld; provided, however, that without Licensee's consent, Licensor may assign its right to receive funds hereunder and may assign this Agreement to an affiliate or subsidiary of Licensor.

    10. SURVIVAL

    Sections 6 and 7 of this Agreement will survive the expiration or termination of the term of this Agreement.

    11. TAX PAYER IDENTIFICATION NUMBER

    Licensor represents and warrants that its Tax Payer Identification Number is 942556440.

    LICENSOR:                       LICENSEE
      Valley Media, Inc.              _____________________________________
      1280 Santa Anita Court          _____________________________________
      Woodland, California 95776      _____________________________________
    By: ________________________      By (Database): ______________________
    Its: _______________________      By (Database Updates): ______________
                                      Its: ________________________________